UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2021 (June 10, 2021)

G-III APPAREL GROUP, LTD.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18183	41-1590959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Seventh Avenue

New York, New York, 10018

(Address of Principal Executive Offices, and Zip Code)

(212) 403-0500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GIII	The Nasdaq Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

G-III Apparel Group, Ltd. (the “Company” or “G-III”) held its Annual Meeting of Stockholders (the “2021 Annual Meeting”) on June 10, 2021. A total of 45,364,763 shares were represented at the 2021 Annual Meeting and the Company’s stockholders took the following actions:

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the twelve nominees for director to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Morris Goldfarb	41,155,055	1,861,359	2,348,349
Sammy Aaron	40,731,684	2,284,730	2,348,349
Thomas J. Brosig	39,354,682	3,661,732	2,348,349
Alan Feller	40,411,912	2,604,502	2,348,349
Jeffrey Goldfarb	40,538,037	2,478,377	2,348,349
Victor Herrero	42,103,787	912,627	2,348,349
Robert L. Johnson	38,425,034	4,591,380	2,348,349
Jeanette Nostra	40,937,358	2,079,056	2,348,349
Laura Pomerantz	36,717,964	6,298,450	2,348,349
Willem van Bokhorst	35,200,094	7,816,320	2,348,349
Cheryl Vitali	42,559,654	456,760	2,348,349
Richard White	33,605,955	9,410,459	2,348,349

Proposal No. 2: Advisory Vote on Compensation of the Company’s Named Executive Officers

The Company’s stockholders cast an advisory (non-binding) vote on the compensation of the Company’s named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,589,063	26,372,219	55,132	2,348,349

G-III values the opinions of its stockholders and will continue to solicit their views on its executive compensation program. The Board of Directors and the Compensation Committee of the Board will consider the results of this advisory vote and its continuing stockholder outreach in making future decisions on named executive officer compensation.

Proposal No. 3: Vote to Approve the Amendment to the Company’s 2015 Long-Term Incentive Plan

The Company’s stockholders approved the amendment to the Company’s 2015 Long-Term Incentive Plan, as amended (the “2015 Plan”), to increase the number of shares of common stock authorized for grant and issuance pursuant to awards under the 2015 Plan by 800,000 shares and increase the number of shares that may be issued to any Plan participant in any fiscal year from 400,000 to 800,000 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,892,384	11,074,471	49,559	2,348,349

A copy of the approved 2015 Plan, as amended, is attached to this Form 8-K as Exhibit 10.1.

Proposal No. 4: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,437,035	922,305	5,423	-

Item 9.01. Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

None.

(b)Pro Forma Financial Information.

None.

(c)Shell Company Transactions

None.

(d)Exhibits.

10.12015 Long-Term Incentive Plan, as amended.

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
10.1	2015 Long-Term Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: June 11, 2021

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

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